MANAGERS AMG FUNDS

Systematic Value Fund

Supplement dated September 30, 2005

to the Prospectus and Statement of Additional Information dated July 1, 2005

The following information supplements and supersedes any information to the contrary relating to the Systematic Value Fund (the “Fund”), a series of Managers AMG Funds, contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated July 1, 2005.

Effective September 30, 2005, the Prospectus and SAI are hereby amended as follows:

Prospectus — in the section titled “YOUR ACCOUNT,” the table under “Minimum Investments in the Fund” on page 13 is hereby replaced with the following:

	Initial Investment	Additional Investment
Regular accounts	$2,000	$100
Traditional IRA	1,000	100
Roth IRA	1,000	100
Education	1,000	100
SEP IRA	1,000	100
SIMPLE IRA	1,000	100

Prospectus — in the section titled “YOUR ACCOUNT,” the following is hereby added after the penultimate paragraph on page 13:

An Education Savings Account is an account with non-deductible contributions and tax-free growth of assets and distributions. The account must be used to pay qualified educational expenses (also known as a Coverdell Education Savings Account).

A SEP IRA is an IRA that allows employers or the self-employed to make contributions to an employee’s account.

A SIMPLE IRA is an employer plan and a series of IRAs that allows contributions by or for employees.

Prospectus — in the section titled “OPERATING POLICIES,” the first bullet point contained in the third paragraph on page 18 is hereby replaced with the following:

* redeem an account if the value of the account falls below $500 due to redemptions upon 60 days’ prior notice and the opportunity to reestablish the appropriate account balance;

SAI — in the section titled “PURCHASE, REDEMPTION AND PRICING OF SHARES,” the second paragraph under “Redeeming Shares” is hereby replaced with the following:

Redemption orders received after 4:00 p.m. New York Time will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. The Fund reserves the right to redeem shareholder accounts (after 60 days notice) when the value of the shares in the account falls below $500 due to redemptions. Whether the Fund will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

September 30, 2005